Supplement dated June 15, 2012
to the Statement of Additional Information
for Principal Funds, Inc.
dated February 29, 2012
(as supplemented on March 16, 2012 and April 9, 2012)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

Before the Portfolio Turnover section, insert:
Interfund Lending and Borrowing
The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

On page 37, delete the first paragraph of this section and substitute:
Overall responsibility for directing the business and affairs of PFI rests with the Board of Directors, who are elected by PFI's shareholders. In addition to serving on the Board of PFI, each Director serves on the Board of
Principal Variable Contracts Funds, Inc. (“PVC”). The Board is responsible for overseeing the operations of
PFI in accordance with the provisions of the 1940 Act, other applicable laws and PFI’s charter. The Board elects the officers of PFI to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Board members who are Independent
Directors meet annually to consider renewal of PFI's advisory contracts. The Board is currently composed of fourteen members, eleven of whom are Independent Directors. Each Director has significant prior senior management and/or board experience.

Interested Directors
On page 39, delete the first sentence in the paragraph describing Michael J. Beer and substitute:
Mr. Beer has served as a Director of PFI and PVC since 2012.

MANAGEMENT INFORMATION

At the top of page 42, in the table describing interested directors, in the row describing Michael J. Beer, delete the information in the columns “Position(s) Held with Fund and “Length of Time Served” and substitute:

Position(s)	Length of
Held	Time
with Fund	Served
Director	Since 2012

Executive Vice President	Since 2001

PRICING OF FUND SHARES

On page 166, delete the paragraph that begins “In determining NAV” and substitute:
In determining NAV, securities listed on an Exchange, the NASDAQ National Market and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

On page 166, delete the paragraph that begins “A Fund’s securities” and substitute:
A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the
NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value”
some or all securities held by a Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.
The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Portfolio Manager Disclosure

Sub-Advisor: Principal Real Estate Investors, LLC

On page 204, delete the information in the table related to Chris Lepherd.

On page 204, delete the information in the table related to Anthony Kenkel and substitute (information as of
March 31, 2012):

	Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Anthony Kenkel: (Real Estate Securities
Fund and Global Real Estate Securities
Fund)
Registered investment companies	4	$683,654,628	0	$0
Other pooled investment vehicles	3	$38,870,193	0	$0
Other accounts	16	$542,021,249	1	$64,215,043

On page 205, delete the information in the table related to Chris Lepherd .

Add the following to the table on page 205 (information as of March 31, 2012):

Ownership of Securities
Dollar Range of
	PFI Funds Managed by Portfolio	Securities Owned
	Manager	by the Portfolio
Portfolio Manager	(list each fund on its own line)	Manager
Anthony Kenkel	Real Estate Securities	None

2

Sub-Advisor: Pyramis Global Advisors, LLC

On page 206, delete the information in the table related to Cesar Hernandez and substitute:

	Other Accounts Managed
				Total Assets
				of the
				Accounts
			Number of	that
			Accounts	base the
		Total Assets	that base	Advisory
	Total	in the	the Advisory	Fee on
	Number	Accounts	Fee on	Performance
	of Accounts	(in millions)	Performance	(in millions)
Cesar Hernandez: International Fund I
Registered investment companies	3	$1,542	0	$0
Other pooled investment vehicles	4	$4,180	1	$23,125
Other accounts	81	$3,375	13	$2,965

3